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                                                                   EXHIBIT 10.02

                        FIRST AMENDMENT AND REINSTATEMENT
                                       TO
                                CONTRACT OF SALE

      This FIRST AMENDMENT AND REINSTATEMENT TO CONTRACT OF SALE("Amendment") is made and entered into as of May 18,2004 ("Amendment Date"), by and among by and between 1910 PP LIMITED PARTNERSHIP, a Texas limited partnership ("Seller"), and TRIPLE NET PROPERTIES LLC, a Virginia limited liability company ("Buyer").

                                    RECITALS:

A. Seller and Buyer are parties to that certain Contract of Sale dated effective as of March 1, 2004 for the purchase and sale of the Property described therein ("Contract").

B. By letter from counsel dated March 31, 2004, Buyer terminated the Contract according to its terms.

C. Seller and Buyer desire to reinstate and amend the Contract as set forth below.

                                   AGREEMENTS:

      NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and the mutual agreements herein contained, and in reliance thereon, Seller and Buyer hereby agree as follows:

1. DEFINED TERMS. Except as expressly defined in this Amendment, all capitalized terms have the meaning(s) assigned in the Contract.

2. REINSTATEMENT. Seller and Buyer hereby reinstate, ratify, and confirm the Contract, as amended by this Amendment, as if it had not been terminated.

3. ADDITIONAL EARNEST. Buyer shall deliver the Additional Earnest Money to the Title Company within one (1) business day of the Amendment Date.

4. FEASIBILITY PERIOD. Buyer acknowledges that the Feasibility Period has expired and that Buyer has waived any right to terminate the Contract pursuant to Section 5 of the Contract. Any and all objections with respect to the Feasibility Study are hereby waived by Buyer for all purposes.

5. ADDITIONAL RENT. The sentence is Section 4 (a) which read: "Buyer shall deliver bills to each tenant for Additional Rents by no later than APRIL 1, 2004 and Buyer shall use commercially reasonable efforts to pursue collection of such bills." Is hereby deleted in its entirety and amended to read: "Buyer shall deliver bills to each tenant for Additional Rents by no later than APRIL 1, 2005 and Buyer shall use commercially reasonable efforts to pursue collection of such bills."

6. TITLE AND SURVEY. Buyer acknowledges that Buyer has approved matters of title and survey and that Buyer has waived any right to terminate the Contract pursuant to Section 6(a) of the Contract.

7. PARKING LEASE ESTOPPEL: Seller shall use commercially reasonable efforts to cause to be delivered to Buyer an estoppel certificate and consent, in substantially the form attached hereto as ANNEX 1, ("Parking Estoppel") from the successor in interest of First City Associates a Texas limited partnership, as Lessor pursuant to (a) that certain Parking Garage Lease Agreement dated May 31, 1983, as memorialized in Memorandum of Parking Garage Lease Agreement recorded August 11,

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      1983 in Volume 83157, Page 3808 of the Deed Records of Dallas County
      Texas; and (b) the Parking Agreement dated as of May 31,1983
      ("Parking Agreement") recorded August 11,1983 in Volume 83157, page 4996 of the Deed Records of Dallas County, Texas, Seller shall not be in default under this Agreement or have any liability to Buyer if Seller is unable to obtain the Parking Estoppel. Obtaining the Parking Estoppel shall not be a condition precedent to Closing. The obligation of Seller to use commercially reasonable efforts to obtain the Parking Estoppel shall survive Closing.

8.    CLOSING DATE. The Closing Date shall be May 26,2004.

9. ASSIGNMENT OF CONTRACT. Buyer hereby assigns, transfers, conveys, and delivers, unto GREIT - PACIFIC PLACE, LP, a Delaware limited partnership ("GREIT"), all of Buyer's right, title, and interest in and to the Contract and this Amendment. GREIT hereby assumes all of the liabilities, obligations, duties, and responsibilities of Buyer with respect to the terms and conditions of the Contract and this Amendment.

10.   MISCELLANEOUS.

      (a) Except as reinstated and amended by this Amendment, the Contract remains effective in accordance with its terms. Any and all of the terms and provisions of the Contract are hereby amended and modified where necessary, and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Amendment.

      (b) All references to "Sections" contained in this Amendment are, unless specifically indicated otherwise, references to articles, sections, subsections, and paragraphs of the Contract.

      (c) This Amendment may be executed in a number of identical counterparts, and a facsimile transmission shall be binding on the party or parties whose signatures appear thereon. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one reinstatement and amendment, but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGE(S) FOLLOWS.

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EXECUTED by the undersigned to be effective for all purposes as of the Amendment
Date.

                                 SELLER:

                                 1910 PP LIMITED PARTNERSHIP,
                                 an Texas limited partnership

                                 By: 1910 Pacific Plane, Inc.
                                     a Delaware corporation, its general partner

                                     ___________________________________________
                                     Name: Charles Schouten,
                                     Title: President
                                     Date signed: May____, 2004

                                 BUYER:

                                 TRIPLE NET PROPERTIES, LLC, a Virginia
                                 limited liability company

                                 By: /s/ Tony Thompson
                                     ___________________________________________
                                     Name: Anthony W. Thompson
                                     Title: President
                                     Date signed: May 18, 2004

                                 GREIT

                                 GREIT - PACIFIC PLACE, LP, a Delaware limited partnership

                                 By: GREIT - Pacific Place GP, LLC, a Delaware limited liability company

                                     By: Triple Net Properties, LLC, a Virginia
                                     limited liability company, its Manager

                                           By:/s/ Tony Thompson
                                           __________________________________
                                           Name: Tony Thompson
                                           Title: CEO
                                           Date Signed: May 18, 2004

                                 First Amendment
                              Signature Page 1 of 1